                                                       EXECUTION COPY

                              Armor Holdings, Inc.

                                  $150,000,000

                    8 1/4% Senior Subordinated Notes due 2013

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

August 12, 2003

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0604


Ladies and Gentlemen:

         Armor Holdings, Inc., a Delaware corporation (the "Company") and the Company's domestic subsidiaries listed on Schedule 1 hereto (the "Guarantors") confirm their agreement with Wachovia Capital Markets, LLC ("Wachovia") (the "Initial Purchaser") on the terms set forth herein.

         This agreement (the "Registration Rights Agreement" or this "Agreement") is being entered into in connection with a certain note purchase agreement, dated August 6, 2003, by and among the Company, the Guarantors and the Initial Purchaser (the "Purchase Agreement"), which provides for the issuance and sale by the Company to the Initial Purchaser of $150,000,000 aggregate principal amount of the Company's 8 1/4% Senior Subordinated Notes due 2013 (the "Notes") to be unconditionally guaranteed on an unsecured senior subordinated basis by the Guarantors (the "Note Guarantees"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees. The parties hereby agree as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Additional Interest" has the meaning set forth in Section 4 hereto.

                  "Affiliate" means, with respect to any specified person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such




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specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Business Day" means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Consummate" means, with respect to a Registered Exchange Offer, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Registered Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Registered Exchange Offer open for a period not less than the minimum period required pursuant to Section 2(c)(ii) hereof, (c) the Company's acceptance for exchange of all Transfer Restricted Notes duly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and (d) the delivery of Exchange Notes by the Company to the registrar under the Indenture in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Notes duly tendered and not validly withdrawn by Holders thereof pursuant to the Registered Exchange Offer and the delivery of such Exchange Notes to such Holders. The term "Consummation" has a meaning correlative to the foregoing.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Notes" means debt securities of the Company, guaranteed by the Guarantors, substantially identical in all material respects to the Notes other than issue date (except that the Additional Interest provisions and the transfer restrictions pertaining to the Notes will be modified or eliminated, as appropriate), to be issued under the Indenture in connection with the Registered Exchange Offer.

                  "Exchange Offer Registration Period" means the 180-day period following the Consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement or during which the Company has suspended the use of the Prospectus contained therein pursuant to
Section 2(d); provided, however, that in the event that all resales of Exchange Notes (including, subject to the time periods set forth herein, any resales by Participating Broker-Dealers) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not thereafter remain continuously effective for such period.

                  "Exchange Offer Registration Statement" means a registration statement of the Company and the Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement,

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including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Filing Date" has the meaning set forth in Section 2 hereto.

                  "Holder" means any holder from time to time of Transfer Restricted Notes or Exchange Notes (including the Initial Purchaser).

                  "Indenture" means the indenture relating to the Notes and the Exchange Notes, dated as of August 12, 2003, among the Company, the Guarantors and Wachovia Bank, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

                  "Initial Purchaser" has the meaning set forth in the preamble hereto.

                  "Issue Date" means August 12, 2003.

                  "Losses" has the meaning set forth in Section 8(d) hereto.

                  "Majority Holders" means the Holders of a majority of the aggregate principal amount of Transfer Restricted Notes registered under a Registration Statement.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Participating Broker-Dealer" means any Holder (which may include the Initial Purchaser) that is a broker-dealer electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes.

                  "Private Exchange Notes" has the meaning set forth in Section 2(g) hereof.

                  "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act or any similar rule that may be adopted by the Commission), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus.

                  "Purchase Agreement" has the meaning set forth in the preamble hereto.

                  "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of Exchange Notes.

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

                  "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Transfer Restricted Notes (including the Note Guarantee) pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "Shelf Registration" means a registration of Transfer Restricted Notes with the Commission effected pursuant to Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(c) hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company and the Guarantors filed pursuant to the provisions of
Section 3 hereof, which covers some or all of the Transfer Restricted Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and which may be in the format of an amendment to the Exchange Offer Registration Statement if permitted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Transfer Restricted Notes" means each Note upon original issuance thereof and at all times subsequent thereto, each Private Exchange Note as to which Section 3(a)(iii) or Section 3(a)(iv) applies upon original issuance and at all times subsequent thereto, until in the case of any such Note or Exchange Note, as the case may be, the earliest to occur of (i) the date on which such Note has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Note (other than with respect to an Exchange Note as to which Section 3(a)(iii) or Section 3(a)(iv) apply), (ii) with respect to Exchange Notes received by Participating Broker-Dealers in the Registered Exchange Offer, the date on which such Exchange Note has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Offer Registration Statement, (iii) a Shelf Registration Statement covering such Note or Exchange Note, as the case may be, has been declared effective by the Commission and such Note or Exchange Note, as the case may be, has been disposed of in accordance with such effective Shelf Registration Statement, (iv) the date on which such Note or Exchange Note, as the case may be, can be sold without any limitations under clauses (c), (e), (f) or (h) of Rule 144 under the Act or any similar rule that may be adopted by the Commission, (v) the date on which such Note or Exchange is transferred to the public pursuant to Rule 144 under the Act or (vi) such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the trustee with respect to the Notes or Exchange Notes, as applicable, under the Indenture.

                  2. Registered Exchange Offer; Resales of Exchange Notes by Participating Broker-Dealers; Private Exchange. (a) The Company and the Guarantors shall prepare and, not later than 150 days from the Issue Date (or, if such 150th day is not a Business Day, by the first


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Business Day thereafter), shall file with the Commission the Exchange Offer
Registration Statement with respect to the Registered Exchange Offer (the date of such filing hereinafter referred to as the "Filing Date"). The Company and the Guarantors shall use their reasonable best efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Act within 195 days from the Issue Date (or, if such 195th day is not a Business Day, by the first Business Day thereafter), and (ii) to Consummate the Registered Exchange Offer within 225 days from the Issue Date (or, if such 225th day is not a Business Day, by the first Business Day thereafter).

                  (b) The objective of such Registered Exchange Offer is to enable each Holder electing to exchange Transfer Restricted Notes for Exchange Notes (assuming that such Holder (x) is not an "affiliate" of the Company or the Guarantors within the meaning of the Act, (y) is not a broker-dealer that acquired the Transfer Restricted Notes in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Notes in the ordinary course of such Holder's business, is not participating in the distribution of the Exchange Notes and has no arrangements or intentions with any person to make a distribution of the Exchange Notes) to resell such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that at the time of the Consummation of the Registered Exchange Offer each of the items listed in subsections (x), (y) and (z) of this Section 2(b) is true.

                  (c) In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Registered Exchange Offer open for acceptance for not less than 30 Business Days (or longer if required by applicable law) after the date notice thereof is mailed to Holders;

                  (iii) permit Holders to withdraw tendered Notes at any time prior to 5:00 p.m. New York City time on the last Business Day on which the Registered Exchange Offer shall remain open;

                  (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                  (v) comply in all material respects with all applicable laws relating to the Registered Exchange Offer.

                  (d) The Company and the Guarantors may suspend the use of the Prospectus for a period not to exceed 30 days in any six-month period or an aggregate of 60 days in any twelve-month period for valid business reasons (not including avoidance of their obligations



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hereunder) to avoid premature public disclosure of a pending corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; provided that (i) the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable; and (ii) the period during which the Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions.

                  (e) As soon as practicable after the Consummation of the Registered Exchange Offer, the Company and the Guarantors shall:

                  (i) accept for exchange all the Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

                  (ii) deliver to the Trustee for cancellation all of the Notes so accepted for exchange; and

                  (iii) cause the Trustee promptly to authenticate and deliver to each Holder Exchange Notes equal in principal amount to the Transfer Restricted Notes of such Holder so accepted for exchange.

                  (f) The Initial Purchaser, the Company and the Guarantors acknowledge that, pursuant to interpretations by the staff of the Commission of
Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Participating Broker-Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Participating Broker-Dealer pursuant to the Registered Exchange Offer in exchange for Transfer Restricted Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company and the Guarantors will allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the Prospectus contained in the Exchange Offer Registration Statement during the Exchange Offer Registration Period in connection with the resale of such Exchange Notes and shall:

                  (i) include the information set forth in (a) Annex A hereto on the cover of the Prospectus forming a part of the Exchange Offer Registration Statement; (b) Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer; (c) Annex C hereto in the plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and (d) Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer; and

                  (ii) use reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective (subject to Section 2(d)) under the Act during the Exchange Offer Registration Period for delivery of the Prospectus included therein by Participating Broker-Dealers in connection with sales of Exchange Notes received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) below.

                  (g) In the event that the Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Transfer Restricted



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Notes constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of the Initial Purchaser, the Company and the Guarantors shall issue and deliver to the Initial Purchaser, or to the party purchasing Transfer Restricted Notes registered under the Shelf Registration Statement from the Initial Purchaser, in exchange for such Transfer Restricted Notes, a like principal amount of Exchange Notes to the extent permitted by applicable law (the "Private Exchange Notes"). The Company and the Guarantors shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Private Exchange Notes as for Exchange Notes issued pursuant to the Registered Exchange Offer.

                  3. Shelf Registration. (a) If (i) the Company and the Guarantors are not permitted to file the Exchange Offer Registration Statement or to Consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any other reason the Registered Exchange Offer is not Consummated within 225 days (or if such 225th day is not a Business Day, by the first Business Day thereafter) of the Issue Date, (iii) the Initial Purchaser so requests with respect to Notes acquired by it directly from the Company and the Guarantors, which have not been resold on or prior to the 30th day (or if such 30th day is not a Business Day, by the first Business Day thereafter) following the Consummation of the Registered Exchange Offer, (iv) any Holder notifies the Company and the Guarantors on or prior to the 30th day (or if such 30th day is not a Business Day, by the first Business Day thereafter) following the Consummation of the Registered Exchange Offer that (A) such Holder is not eligible to participate in the Registered Exchange Offer, due to applicable law or Commission policy, (B) the Exchange Notes such Holder would receive would not be freely tradable, (C) such Holder is a Participating Broker-Dealer that cannot publicly resell the Exchange Notes that it acquires in the Registered Exchange Offer without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for resales following the completion of the Registered Exchange Offer, or (D) the Holder is a broker-dealer and owns Notes it has not exchanged and that it acquired directly from the Company, one of its Affiliates or the Guarantors, or
(v) in the case where the Initial Purchaser participates in the Registered Exchange Offer or acquires Private Exchange Notes pursuant to Section 2(g) hereof, the Initial Purchaser does not receive freely tradable Exchange Notes in exchange for Notes constituting any portion of an unsold allotment and the Initial Purchaser notifies the Company and the Guarantors on or prior to the 30th day following the Consummation of the Registered Exchange Offer (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Transfer Restricted Notes shall result in such Exchange Notes being not "freely tradable" and (y) the requirement that a Participating Broker-Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Transfer Restricted Notes acquired as a result of market-making activities or other trading activities shall result in such Exchange Notes being not "freely tradable"), the following provisions shall apply:

                  (b) The Company and the Guarantors shall use their reasonable best efforts to prepare and file with the Commission a Shelf Registration Statement prior to the 45th day (or if such 45th day is not a Business Day, by the first Business Day thereafter) following the earliest to occur of (i) the date on which the Company and the Guarantors determine that they are not




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permitted to file the Exchange Offer Registration Statement or to Consummate the
Exchange Offer; (ii) 45 days (or if such 45th day is not a Business Day, by the first Business Day thereafter) after the Exchange Offer Registration Statement has been declared effective if the Registered Exchange Offer has not been Consummated by such date and (iii) the date notice is given pursuant to Section
(a)(iii), (iv) or (v) above (or if either such 30th day is not a Business Day, by the first Business Day thereafter), and shall use their reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission within 60 days after such filing (or if such 60th day is not a Business Day, by the first Business Day thereafter). With respect to Exchange Notes received by the Initial Purchaser in exchange for Notes constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (b) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (c) The Company and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective (subject to Section 3(d)) in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (i) such time as the Notes or Exchange Notes covered by the Shelf Registration Statement can be sold without any limitations under clauses (c), (e), (f) and (h) of Rule 144 or similar rule adopted by the Commission, (ii) two years from the date the Shelf Registration Statement has been declared effective exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Shelf Registration Statement or during which the Company has suspended the use of the Prospectus contained therein pursuant to Section 3(d) and (iii) such date as of which all the Transfer Restricted Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes any action that would result in Holders of Transfer Restricted Notes covered thereby not being able to offer and sell such notes during that period, unless such action is (x) required by applicable law or (y) pursuant to Section 3(d) hereof, and, in either case, so long as the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

                  (d) The Company and the Guarantors may suspend the use of the Prospectus for a period not to exceed 30 days in any six-month period or an aggregate of 60 days in any twelve-month period for valid business reasons (not including avoidance of their obligations hereunder) or to avoid premature public disclosure of a pending corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; provided that (i) the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable; and (ii) the period during which the Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions.


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

                  (e) No Holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company and the Guarantors in writing, within 15 days after receipt of a request therefor, such information as the Company and the Guarantors may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder of Transfer Restricted Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company and the Guarantors all information required to be disclosed in order to make the information previously furnished to the Company and the Guarantors by such Holder not misleading.

                  4. Additional Interest. (a) The parties hereto agree that Holders of Transfer Restricted Notes will suffer damages if the Company or the Guarantors fails to perform their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the Commission on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Registered Exchange Offer is required to be Consummated hereunder, the Registered Exchange Offer has not been Consummated by the Company and the Guarantors within the time period set forth in Section 2(a) hereof or (iv) prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, the Commission shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, or proceedings have been initiated with respect to the Registration Statement under Section 8(d) or 8(e) of the Act, (each such event referred to in clauses
(i) through (iv), a "Registration Default"), then additional interest with respect to the Transfer Restricted Notes ("Additional Interest") will accrue with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to 0.5 % per annum per $1,000 principal amount of such Notes and will increase by an additional 0.5% per annum per $1,000 principal amount of such Notes for each subsequent 90-day period until such Registration Default has been cured, up to an aggregate maximum amount of Additional Interest of 1.0% per annum per $1,000 principal amount of Notes for all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and upon the cure of all Registration Defaults the accrual of all Additional Interest will cease and the interest rate on the Notes shall thereafter be the coupon rate. Notwithstanding anything to the contrary in this
Section 4(a), the Company and the Guarantors shall not be required to pay Additional Interest to a Holder of Restricted Transfer Notes if such Holder failed to comply with its obligations to make the representations set forth in the second sentence of Section 2(b) or provide the requested information pursuant to Section 3(e).

                  (b) The Company shall notify the Trustee and paying agent under the Indenture (or the trustee and paying agent under such other indenture under which any Transfer Restricted Notes are issued) immediately upon the happening of each and every Registration Default. The Company and the Guarantors shall pay the Additional Interest due on the Transfer Restricted Notes by depositing with the paying agent (which shall not be the Company or the Guarantors for these purposes) for the Transfer Restricted Notes, in trust, for the benefit of the



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Holders thereof, prior to 11:00 a.m. on the next interest payment date specified in the Indenture (or such other indenture), sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture (or such other indenture) to the record holders entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and include the date of the applicable Registration Default to, but excluding, the relevant interest payment date.

                  (c) The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that will be suffered by Holders of Transfer Restricted Notes by reason of the happening of any Registration Default and are intended to and shall constitute the sole remedy for damages that will be suffered by the Holders of the Transfer Restricted Notes by reason of any of the failures listed in Section 4(a).

                  (d) All Additional Interest which has accrued pursuant to this
Section 4 and which is outstanding with respect to any Transfer Restricted Note shall remain outstanding until paid in full (notwithstanding termination of this Agreement, Consummation of the Registered Exchange Offer or cessation of effectiveness of the Shelf Registration Period).

                  5. Registration Procedures. In connection with any Exchange Offer Registration Statement, and, to the extent applicable, any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company and the Guarantors shall furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose.

                  (b)      The Company and the Guarantors shall ensure that:

                            (i) any Registration Statement and any amendment
                   thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Act;

                           (ii) any Registration Statement and any amendment
                  thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (iii) any Prospectus forming part of any Registration
                  Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

         provided that no representation or agreement is made hereby with respect to information with respect to the Initial Purchaser, any Underwriter or any Holder required to be included in any Registration Statement or Prospectus pursuant to the Act or provided by


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         the Initial Purchaser, any Holder or any Underwriter specifically for inclusion in any Registration Statement or Prospectus.

                  (c) (1) The Company and the Guarantors shall advise the Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Notes covered thereby, and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing:

                           (i) when a Registration Statement and any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company and the Guarantors shall advise the Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any Participating Broker-Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchaser or any such Holder or Participating Broker-Dealer, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company or the Guarantors
                  of any notification with respect to the suspension of the qualification of the Transfer Restricted Notes included in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the happening of any event that requires the
                  making of any changes in the Registration Statement or the Prospectus so that, as of the date of the issuance of such advice, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

                  (e) The Company and the Guarantors shall furnish to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (f) The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including any preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Guarantors consent to the use of the Prospectus (including any preliminary prospectus) or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes in connection with the offering and sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto.

                  (g) The Company and the Guarantors shall furnish to each Participating Broker-Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Participating Broker-Dealer so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (h) The Company and the Guarantors shall, during the Exchange Offer Registration Period and pursuant to the requirements of the Act for the resale of the Exchange Notes during the period in which a prospectus is required to be delivered under the Act (including any Commission no-action letters relating to the Registered Exchange Offer), deliver to each Participating Broker-Dealer, without charge, as many copies of the Prospectus (including any preliminary Prospectus) included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Participating Broker-Dealer may reasonably request; and the Company and the Guarantors consent to the use of the Prospectus (including any preliminary prospectus) or any amendment or supplement thereto by any such Participating Broker-Dealer in connection with the offering and sale of the Exchange Notes, as provided in Section 2(f) above.

                  (i) Prior to the Registered Exchange Offer or any other offering of Transfer Restricted Notes pursuant to any Registration Statement, the Company and the Guarantors shall use reasonable best efforts to register, qualify or cooperate with the Holders of Transfer Restricted Notes included therein and their respective counsel in connection with the registration or qualification of such Transfer Restricted Notes for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Notes covered by such Registration Statement; provided, however, neither the Company nor the Guarantors will be required to qualify generally to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (j) The Company and the Guarantors shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations and registered in such names as Holders may appropriately request prior to sales of Transfer Restricted Notes pursuant to such Registration Statement.

                  (k) Upon the occurrence of any event contemplated by Section 2(d), 3(d) or paragraph (c)(2)(iii) of this Section 5, the Company and the Guarantors shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) The Company and the Guarantors shall use their reasonable best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the Transfer Restricted Notes or Exchange Notes, as the case may be, any designation indicating that such notes are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to the Transfer Restricted Notes or Exchange Notes, as the case may be. In the event the Company and the Guarantors are unable to cause DTC to take actions described in the immediately preceding sentence, the Company and the Guarantors shall take such actions as the Initial Purchaser may reasonably request to provide, as soon as practicable, a new CUSIP (if not already obtained) number for the Transfer Restricted Notes or Exchange Notes registered under such Registration Statement and to cause such CUSIP number to be assigned to the Transfer Restricted Notes or Exchange Notes (or to the maximum aggregate principal amount of the securities to which such number may be assigned).

                  (m) The Company and the Guarantors shall use their reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to the security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                  (n) The Company and the Guarantors shall use reasonable best efforts to cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                  (o) The Company and the Guarantors may require each Holder of Transfer Restricted Notes to be sold pursuant to any Shelf Registration Statement to furnish to the

         Company and the Guarantors such information regarding the Holder and the distribution of such Transfer Restricted Notes as may, from time to time, be reasonably required by the Act, and the obligations of the Company and the Guarantors to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

                  (p) The Company and the Guarantors shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders or, if the Transfer Restricted Notes are being sold in an underwritten offering, as the Managing Underwriters and the Majority Holders, reasonably provide to the Company or the Guarantors in writing for inclusion in the Shelf Registration Statement, or Prospectus, and
         (ii) such information as a Holder may reasonably provide from time to time to the Company or the Guarantors in writing for inclusion in a Prospectus or any Shelf Registration Statement, in the case of clause
         (i) or (ii) above, concerning such Holder and/or underwriter and the distribution of such Holder's Transfer Restricted Notes and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (q) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreements (including underwriting agreements) and take all other customary and appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of any Transfer Restricted Notes, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in
         Section 8 (or such other provisions and procedures reasonably acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section
         8).

                  (r) In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

                           (i) make reasonably available for inspection by the
                  Holders of Transfer Restricted Notes to be registered thereunder, any Managing Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Managing Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries reasonably requested by such persons;

                           (ii) cause the Company's and the Guarantors'
                  officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Managing Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company and the Guarantors as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Managing Underwriter, attorney, accountant or agent, unless (x) disclosure thereof is made in connection with a court proceeding or required by law; provided that each Holder and any such

                  Managing Underwriter, attorney, accountant or agent will, upon learning that disclosure of such information is sought in a court proceeding or required by law, give notice to the Company and the Guarantors with enough time to allow the Company and the Guarantors to undertake appropriate action to prevent disclosure at the Company's and the Guarantors' sole expense, or (y) such information has previously been made or becomes available to the public generally through the Company, the Guarantors or through a third party without an accompanying obligation of confidentiality or failure to safeguard such disclosure;

                           (iii) make such representations and warranties to the
                  Holders of Transfer Restricted Notes registered thereunder and the Managing Underwriters, if any, in form, substance and scope as are customarily made by the Company and the Guarantors to Managing Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                           (iv) obtain opinions of counsel to the Company and
                  the Guarantors and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Managing Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Managing Underwriters;

                           (v) obtain "cold comfort" letters and updates thereof
                  from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of the Transfer Restricted Notes covered by such Shelf Registration Statement (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Managing Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                           (vi) deliver such documents and certificates as may
                  be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

                  The foregoing actions set forth in this Section 5(r) shall be performed at (i) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) The Company and the Guarantors shall, if and to the extent required under the Act and/or the Trust Indenture Act and the rules and regulations thereunder in order to register the Note Guarantee under the Act and qualify the Indenture under the Trust Indenture Act, cause each guarantor, if any, to sign any Registration Statement and take all other action necessary to register the Note Guarantee under the applicable Registration Statement.

                  (t) If in the reasonable opinion of counsel to the Company there is a question as to whether the Registered Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Securities Exchange Commission (the "Commission") allowing the Company and the Guarantors to consummate a Registered Exchange Offer for such Transfer Restricted Notes. The Company and the Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such a Registered Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

                  6. Registration Expenses. The Company and the Guarantors shall bear all reasonable fees and expenses (including the reasonable fees and expenses, if any, of Shearman & Sterling, counsel for the Initial Purchaser, incurred in connection with the Registered Exchange Offer) incurred in connection with the performance of their obligations under Sections 2, 3, 4 and 5 hereof (other than brokers', dealers' and underwriters' discounts and commissions and brokers', dealers' and underwriters' counsel fees) and, in connection with the Shelf Registration Statement, shall reimburse the Holders for the reasonable fees and disbursements of Shearman & Sterling to act as counsel for the Holders in connection therewith.

                  7. Rules 144 and 144A. The Company shall use reasonable best efforts to file the reports required to be filed by it under the Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Notes, make publicly available the applicable information necessary to permit sales of their securities pursuant to Rules 144 and 144A (or any successor rule adopted by the Commission). The Company covenants that it will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4) if applicable). The Company will provide a copy of this Agreement to prospective purchasers of Transfer Restricted Notes identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder of Transfer

Restricted Notes, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

                  8. Indemnification and Contribution. (a) (i) In connection with any Registration Statement, the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Transfer Restricted Notes covered thereby, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, in any preliminary Prospectus or Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon
(A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Holder furnished to the Company and the Guarantors by or on behalf of any such Holder specifically for inclusion therein, or (B) use of a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 2(d), 3(d) or 5(c)(2); provided that in each case, that such Holder received prior notice of such stop order, initiation of proceedings or suspension; and such Holder is required to but does not deliver a Prospectus or the then-current Prospectus. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have.

                  (ii) The Company and the Guarantors also agree to indemnify or contribute to Losses, as provided in Section 8(d), of any Managing Underwriters of Transfer Restricted Notes registered under a Registration Statement, their officers and directors and each person who controls such Managing Underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
Section 5(q) hereof.

                  (b) Each Holder of Transfer Restricted Notes covered by a Registration Statement severally agrees to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers, employees and agents and each person who controls either of the Company or the Guarantors within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity, or improper use by the Holder of a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 2(d), 3(d) or 5(c)(2); provided that in each case, that such Holder received prior notice of such stop order, initiation of proceedings or suspension. This indemnity agreement will be in addition to any liability which any such Holder or person may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified parties collectively shall have the right to employ one separate counsel (in addition to local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on the advice of outside counsel, that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party; provided further, that the indemnifying party shall not be responsible for the fees and expenses of more than one separate counsel (together with the appropriate local counsel) representing all the indemnified parties under paragraph (a) or paragraph (b) above. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other with respect to the offering and such sale shall be deemed to be in the same proportion as the sum of the net proceeds from the original issuance of the Notes received by the Company, on the one hand, bear to the total proceeds received by the Holder with respect to its sale of Transfer Restricted Securities, on the other. Benefits received by any Managing Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 8(d), the Holders of the Transfer Restricted Notes shall in no case be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Transfer Restricted Notes pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and in no case shall any Managing Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Transfer Restricted Notes purchased by such Managing Underwriter under the Registration Statement which resulted in such Losses pursuant to the terms of this Agreement. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an indemnified party within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such indemnified party shall have the same rights to contribution as such indemnified party, and each person who controls the Company or the Guarantors within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Company or the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company, the Guarantors or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the sale by a Holder of Transfer Restricted Notes covered by a Registration Statement.

                  9.  Underwritten Registrations.

                  If any of the Transfer Restricted Notes covered by any Shelf Registration statement are to be sold in an underwritten offering, the Managing Underwriter that will administer the offering will be selected by the Majority Holders of such Transfer Restricted Notes included in such offering, subject to the consent of the Company not to be unreasonably withheld; it being expressly agreed that the Initial Purchaser is an acceptable Managing Underwriter to the Company and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Miscellaneous. (a) No Inconsistent Agreements. The Company and the Guarantors have not, as of the date hereof, entered into nor shall they, on or after the date hereof, enter into any agreement that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of the Majority Holders; provided that additional Guarantors may become parties to this Agreement pursuant to Section 10(h) hereof by executing an amendment hereto, which need not be signed by any of the other parties hereto to become effective. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders whose securities are being sold pursuant to an Exchange Offer Registration Statement or a Shelf Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the applicable notes being sold pursuant to such registration statement.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i)      if to the Initial Purchaser, as follows:

                           Wachovia Capital Markets, LLC
                           One Wachovia Center
                           301 South College Street
                           Charlotte, North Carolina  28288-0604
                           Attention:  High Yield Origination

                  (ii) if to any other Holder, at the most current address given by such Holder to the Company and the Guarantors in accordance with the provisions of this Section 10(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchaser; and

                  (iii)    if to the Company or the Guarantors, as follows:

                           Armor Holdings, Inc.
                           1400 Marsh Landing Parkway
                           Suite 112
                           Jacksonville, Florida 32250
                           Attention:  Chief Financial Officer

                           With a copy to:

                           Kane Kessler, P.C.
                           1350 Avenue of the Americas, 26th Floor
                           New York, NY 10019
                           Attention:  Robert L. Lawrence

                  All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

                  The Company and the Guarantors by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Guarantors thereto, subsequent Holders. The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder that acquired the applicable Notes from a Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law and Consent to Jurisdiction. This agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and the Guarantors (x) submit to the nonexclusive jurisdiction of the courts of the State of New York and of the United States sitting in the Borough of Manhattan in respect of any action, claim or proceeding ("Proceeding") arising out of or relating to this Agreement or the transactions contemplated hereby, (y) irrevocably waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any Proceeding in the Supreme Court of the State of New York, County of New York, or the United States District Court for the Southern District of New York, and any claim that any Proceeding in any such court has been brought in an inconvenient forum, and (z) agree that any service of process or other legal summons in connection with any Proceeding may be served on it by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, postage prepaid, addressed to the served party at its address as provided for in Section 10(c). Nothing in this section shall affect the right of the parties to serve process in any other manner permitted by law.

                  (h) Obligations of New Subsidiary Guarantors. If any person becomes a Subsidiary Guarantor (as defined in the Indenture) after the date hereof and while the Company has continuing obligations under this Agreement, the Company will cause such person to become a party hereto including for purposes of registration obligations, the guarantee of Additional Interest on a joint and several basis and indemnification and contribution pursuant to Section 8.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (j) Notes Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Transfer Restricted Notes or Exchange Notes is required hereunder, Transfer Restricted Notes or Exchange Notes held by the Company, the Guarantors or any of their respective Affiliates (other than subsequent Holders of Transfer Restricted Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                 Please confirm that the foregoing correctly sets forth the agreement between and among the Company, the Guarantors and the Initial Purchaser.

                                Very truly yours,

                                   ARMOR HOLDINGS, INC.


                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:

                                   SUBSIDIARY GUARANTORS

                                   911EP, INC.,
                                      a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   AHI PROPERTIES I, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President

                                   ARMOR BRANDS, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   ARMOR HOLDINGS FORENSICS, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   ARMOR HOLDINGS GP, LLC,
                                     a Delaware company



                                   By:
                                      -----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   ARMOR HOLDINGS LP, LLC,
                                     a Delaware company



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President

                                   ARMOR HOLDINGS MOBILE SECURITY, L.L.C.,
                                     a Delaware company



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   ARMOR HOLDINGS PAYROLL SERVICES, LLC,
                                     a Delaware company



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Manager



                                   ARMOR HOLDINGS PRODUCTS, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   ARMOR HOLDINGS PROPERTIES, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President

                                   ARMOR SAFETY PRODUCTS COMPANY,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   B-SQUARE, INC.,
                                      a Texas corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   BREAK-FREE ARMOR CORP.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   BREAK-FREE, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   CASCO INTERNATIONAL, INC.,
                                     a New Hampshire corporation

                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   DEFENSE TECHNOLOGY CORPORATION OF AMERICA,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   INDENTICATOR, INC.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   MONADNOCK LIFETIME PRODUCTS, INC. (DE),
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   MONADNOCK LIFETIME PRODUCTS, INC. (NH),
                                     a New Hampshire corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   MONADNOCK POLICE TRAINING COUNCIL, INC.,
                                     a New Hampshire corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   NAP PROPERTIES, LTD.,
                                     a California limited partnership

                                   By:  NAP PROPERTY MANAGERS, LLC,
                                        its General Partner

                                   By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                        its Managing Member



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President




                                   NAP PROPERTY MANAGERS, LLC,
                                     a California company

                                   By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                        its Managing Member

                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President

                                   O'GARA-HESS & EISENHARDT ARMORING COMPANY,
                                      L.L.C.
                                      a Delaware company



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   PRO-TECH ARMORED PRODUCTS OF MASSACHUSETTS,
                                     INC.,
                                     a Massachusetts corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   RAMTECH DEVELOPMENT CORP.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   SAFARI LAND LTD, INC.,
                                     a California corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President

                                   SAFARILAND GOVERNMENT SALES, INC.,
                                     a California corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   SPEEDFEED ACQUISITION CORP.,
                                     a Delaware corporation



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



                                   THE O'GARA COMPANY,
                                     an Ohio company



                                   By:
                                      ----------------------------------
                                       Name: Robert R. Schiller
                                       Title: Vice President



The foregoing Agreement is hereby
acknowledged and accepted as of
the date first written above.



WACHOVIA CAPITAL MARKETS, LLC


By:
   -----------------------------------------
     Name:
     Title:

                                   SCHEDULE 1
                                   ----------

                              SUBSIDIARY GUARANTORS

---------------------------------------------------------------------------------------------------------------------

            Company                                                               Jurisdiction of Formation

---------------------------------------------------------------------------------------------------------------------
    1       911EP, Inc.                                                                     Delaware
---------------------------------------------------------------------------------------------------------------------
    2       AHI Properties I, Inc.                                                          Delaware
---------------------------------------------------------------------------------------------------------------------
    3       Armor Brands, Inc.                                                              Delaware
---------------------------------------------------------------------------------------------------------------------
    4       Armor Holdings Forensics, Inc.                                                  Delaware
---------------------------------------------------------------------------------------------------------------------
    5       Armor Holdings GP, LLC                                                          Delaware
---------------------------------------------------------------------------------------------------------------------
    6       Armor Holdings LP, LLC                                                          Delaware
---------------------------------------------------------------------------------------------------------------------
    7       Armor Holdings Mobile Security, L.L.C.                                          Delaware
---------------------------------------------------------------------------------------------------------------------
    8       Armor Holdings Payroll Services, LLC                                            Delaware
---------------------------------------------------------------------------------------------------------------------
    9       Armor Holdings Products, Inc.                                                   Delaware
---------------------------------------------------------------------------------------------------------------------
    10      Armor Holdings Properties, Inc.                                                 Delaware
---------------------------------------------------------------------------------------------------------------------
    11      Armor Safety Products Company                                                   Delaware
---------------------------------------------------------------------------------------------------------------------
    12      B-Square, Inc.                                                                   Texas
---------------------------------------------------------------------------------------------------------------------
    13      Break-Free Armor Corp.                                                          Delaware
---------------------------------------------------------------------------------------------------------------------
    14      Break-Free, Inc.                                                                Delaware
---------------------------------------------------------------------------------------------------------------------
    15      Casco International, Inc.                                                    New Hampshire
---------------------------------------------------------------------------------------------------------------------
    16      Defense Technology Corporation of America                                       Delaware
---------------------------------------------------------------------------------------------------------------------
    17      Identicator, Inc.                                                               Delaware
---------------------------------------------------------------------------------------------------------------------
    18      Monadnock Lifetime Products, Inc.                                               Delaware
---------------------------------------------------------------------------------------------------------------------
    19      Monadnock Lifetime Products, Inc.                                            New Hampshire
---------------------------------------------------------------------------------------------------------------------
    20      Monadnock Police Training Council, Inc.                                      New Hampshire
---------------------------------------------------------------------------------------------------------------------
    21      NAP Properties, Ltd.                                                           California
---------------------------------------------------------------------------------------------------------------------
    22      NAP Property Managers, LLC                                                     California
---------------------------------------------------------------------------------------------------------------------
    23      O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.                               Delaware
---------------------------------------------------------------------------------------------------------------------
    24      Pro-Tech Armored Products of Massachusetts, Inc.                             Massachusetts
---------------------------------------------------------------------------------------------------------------------
    25      Ramtech Development Corp.                                                       Delaware
---------------------------------------------------------------------------------------------------------------------
    26      Safari Land Ltd., Inc.                                                         California
---------------------------------------------------------------------------------------------------------------------
    27      Safariland Government Sales, Inc.                                              California
---------------------------------------------------------------------------------------------------------------------
    28      Speedfeed Acquisition Corp.                                                     Delaware
---------------------------------------------------------------------------------------------------------------------
    29      The O'Gara Company                                                                Ohio
---------------------------------------------------------------------------------------------------------------------


                                       1